UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08348

LORD ASSET MANAGEMENT TRUST

(Exact name of Registrant as specified in charter)

440 South LaSalle Street
Chicago, Illinois 60605-1028

(Address of principal executive offices) (Zip code)

Keith T. Robinson Dechert LLP 1775 I Street, N.W. Washington, D.C. 20006	Thomas S. White Thomas White International, Ltd. 440 South LaSalle Street Chicago, Illinois 60605-1028

(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 663-8300

Date of fiscal year end: 10/31

Date of reporting period: 11/01/04-10/31/05

ITEM 1.   REPORT TO STOCKHOLDERS.

The Thomas White Funds

Capturing Value WorldwideSM

The recent globalization of capital markets has stimulated healthy growth in developed countries and sharp improvements in many emerging market economies, including China, India, Eastern Europe and Brazil. Significantly, the unprecedented adoption of free market-oriented policies by governments worldwide suggests the possibility of a secular expansion that would benefit all global citizens.

The advisor of the Thomas White Funds searches for attractive investment opportunities among the growing number of domestic and international publicly-trading companies. It fully recognizes the inherit risk in equity investing and attempts to moderate the volatility of its Funds by holding a large number of undervalued securities that are diversified across all major industries. In the International Fund, it attempts to moderate currency and political risk by stressing undervalued stocks and having investments in most of the 49 countries covered by the advisor's security analysts.

Investing in Companies around the Globe since 1994

Thomas S. White, Jr.

The Funds' President and Portfolio Manager

Thomas White is the Funds' President and Portfolio Manager. He has nearly 40 years of investment experience, dating back to 1966 when he began his career at Goldman Sachs. Tom's interests have always been global. As a boy he grew up around the world, living and traveling throughout Europe, North America and the Far East before graduating from Duke University with an economics degree in 1965. Over his thirty-nine years as an investment manager, he has been with Lehman Brothers, Blyth Eastman Dillon and Morgan Stanley, where he spent 14 years as a Managing Director. While at Morgan Stanley, Tom served as Chief Investment Officer for the firm's US value-style equity group.

Thomas White International, Ltd. was founded in 1992. It was initially named Lord Asset Management until 1997. Mr. White directs the management of portfolios in Europe, Africa, North America, Latin America, Japan and Asia. He is the senior professional in a team of seasoned security analysts who have been with the firm for many years. The firm's research division produces monthly publications and weekly research reports covering 4,000 companies in 48 countries. This research is purchased by major asset management firms and broker/dealers worldwide.

www.thomaswhitefunds.com

Message to Shareholders

December 16, 2005

Dear Fellow Shareholders and Friends,

As we come to the end of another year of strong performance and significant shareholder growth, my colleagues and I want to thank you for your support and confidence. In the eleven years since starting, shareholders have enjoyed solid investment performance, despite the occasional speed bumps in the market.

The Funds' 2005 Fiscal Year

The US economy and stock market displayed an impressive degree of resilience this year, and international markets produced strong returns around the world.

The forces of globalization, technology and free-market democracy continue to gain momentum worldwide, and that bodes well for all investors. The news from IRAq may be frustrating at times, but we believe that democracy is slowly taking root and is providing inspiration for free elections elsewhere.

Commodity prices-especially oil-have been the dominant theme for much of the year. Oil prices have backed off after spiking above $70 in the wake of hurricane Katrina, but remain relatively high at just under $60 a barrel. Natural gas has also risen sharply and many consumers-some already struggling with too much debt, will be facing higher heating bills this winter.

We do not, however, believe these costs are a harbinger of rising inflation. We would be more concerned about a sustained increase in employment costs, but we see no signs of such a threat, especially as companies increasingly outsource work to lower-wage countries such as India and China.

Japan delivered especially strong returns during the year, thanks in part to Prime Minister Koizumi's landslide election victory after a bold gamble to dissolve Parliament in august. Koizumi, who is the longest-serving Prime Minister in Japan since the mid-1980s, now has a stronger than ever mandate to push through postal privatization and other economic reforms.

On the heels of Koizumi's victory, Japan posted its best economic results in recent memory, confirming our belief that Japan's recovery-after several false starts in the past decade-is indeed for real this time. We also see positive signs that the current recovery has broadened beyond exporters to include the domestic economy. Japan's banks, once on the verge of collapse just a few years ago, have shed bad loans and are delivering profits again. as the second-largest economy in the world, a healthy Japan is good news for global growth and investment opportunities.

In Europe, Germany's inconclusive election result was disappointing in the sense that it will likely delay much-needed reforms on taxes, unemployment and the budget deficit. As we are bottom-up stock-pickers, however, we see plenty of opportunities throughout Europe in selected companies and sectors. Our thorough, research-driven approach to investing affords us the ability to seek solid performance in even the most sluggish economic conditions.

Despite the devastating human tragedy and property damage following the major hurricanes, we believe the US economy remains extremely resilient and we are bullish on the long-term outlook for equities. That said, high gasoline prices and rising interest rates have taken a toll on consumer confidence. There is also evidence of rising credit card delinquencies, suggesting that consumers may be somewhat overextended.

On a positive note, corporate profits are robust, balance sheets are extremely healthy, and valuations are reasonable. We believe this is the ideal environment for our skills in stock-selection.

Employing a Global Perspective

Our research analysts study history to understand the direction of political, economic, and capital market events in 48 countries around the world. They focus on identifying long-term sustainable trends, such as globalization. Our analysts then search for undervalued stocks in countries that will benefit from positive trends, and seek to gain an understanding of these companies, their management and the behavior of their shareholders.

Over the years, the knowledge we have gained from this research has been incorporated in numerous country and industry-specific valuation frameworks.

These act as research guides, assisting analysts in their investment decision process. By adhering to this investment process, analysts benefit from our professionals' combined experience.

Your Managers are Also Shareholders

My family and I, as do many of the professionals in the firm, hold 100% of our stock market investments in the Thomas White Funds.

I invite our many new shareholders to visit us in Chicago to meet those who manage your funds. Call me personally at 312-663-8300.

Thomas S. White, Jr.

President

International Stock Market Performance

The MSCI World Index has had a more consistent performance pattern over the last 35 years than any of its regional sub-indices.

MSCI Indices (US$)	The regional performance order in each 5-year period is shown as rank #1 (best) to #4 (worst).
5 year Return Periods	World	Europe	USA	Japan	Pacific Ex-Japan
1970-1974	-1.3%	-0.9% (#2)	-3.4% (#3)	16.0% (#1)	-6.2% (#4)
1975-1979	16.0%	18.9% (#2)	13.3% (#4)	18.8% (#3)	27.5% (#1)
1980-1984	12.4%	6.1% (#3)	14.5% (#2)	17.0% (#1)	4.1% (#4)
1985-1989	28.0%	32.3% (#2)	19.8% (#4)	41.4% (#1)	22.4% (#3)
1990-1994	4.2%	7.0% (#3)	9.2% (#2)	-3.4% (#4)	15.3% (#1)
1995-1999	20.2%	22.5% (#2)	29.7% (#1)	2.1% (#4)	5.0% (#3)
2000-2004	-2.0%	0.4% (#2)	-3.2% (#3)	-6.3% (#4)	6.6% (#1)
2005-2005[1]	4.1%	4.4% (#3)	1.6% (#4)	11.0% (#1)	8.6% (#2)
1970-2005[1]	10.30%	11.50%	10.60%	11.00%	9.90%

1October 31, 2005

History shows that regional returns are random in their timing, with no area holding a monopoly on performance. Note the 1970-20051 regional returns of 9.9% to 11.5% are all close to the 10.3% world return.

Observe that the World Index has enjoyed a more consistent pattern of 5-year returns over this period than any of its sub-indices. This is because regional bull and bear markets have tended to offset one another.

Investors who invest globally by owning both the American Opportunities and International Funds could benefit from the potential for smoother performance inherent in portfolios that are diversified across industries, countries and currencies.

Less volatile performance encourages investors to stay the course in falling market environments. This promotes success in reaching one's long-term investment goals.

THE WORLD HAS CHANGED

The number of stocks in the world has surged 68% since the end of the Cold War in 1989. as of October 2005, America's 6,159 exchange-traded stocks now only represent 15% of the 36,214 stocks on the world's 49 exchanges.2

The Growth of World Stock Markets: Regional Weights

1960 to Oct 31, 2005[1]	1960	1970	1980	1990	2000	2005
Developed Markets	99.9%	99.8%	99%	97%	96%	91%
United States	72%	66%	57%	43%	51%	46%
Canada	3%	2%	3%	2%	2%	3%
Europe	22%	22%	23%	25%	28%	28%
Asia Pacific	3%	8%	16%	27%	15%	14%
Emerging Markets	0.1%	0.2%	0.8%	3%	4%	9%
The World Market	100%	100%	100%	100%	100%	100%
Market Value ($trillions)	$0.5	$2.0	$4.1	$8.2	$26.9	$26.7

1Source: Thomas White International Ltd.

2World Federation of Exchanges, Focus - Dec 2005

Globalization has spurred growth in every region of the world. Non-US stocks now represent over half of the total world stock market value. Of course, Americans are familiar with many international firms: Sony, Nokia, Toyota, BMW, L'Oreal, Daimler Chrysler, Samsung, Unilever, Heineken, Volvo, Nestle, UBS, ING, Volkswagen, Roche, Honda, Royal Dutch, and Canon.

Given their quality, diversity and growth potential, it only makes common sense that investors search for opportunities on a global basis.

The Thomas White domestic and international funds are managed by the same portfolio manager and analysts, who adhere to the identical valuation-oriented investment style. The two portfolios compliment one another, in that when combined, they have the profile of the MSCI All-Country Index.

Shareholders who want to adopt a global investment strategy for their saving and investment program, should consider owning both of the Thomas White Funds.

Thomas White American Opportunities Fund SYMBOL: TWAOX October 31, 2005

Portfolio Manager: Thomas S. White, Jr.

The Thomas White American Opportunities Fund primarily invests in undervalued U.S. securities whose market capitalizations range from $2 billion to $15 billion. It also can have significant investments in large-cap and small-cap companies.

The American Opportunities Fund, while emphasizing mid-cap stocks, is designed to draw upon the best ideas of our security analysts, who cover more than 2,500 US companies.

Performance

The American Opportunities Fund returned +8.87% over the six months ended

October 31, 2005. The Russell Midcap Index returned +10.56% over the same period and the Russell Midcap Value Index returned +9.83%. Over the last twelve months, the Fund returned +12.17% versus +18.08% and +19.51% for the respective indices. In this period, the portfolio's lower beta (0.91) and lower exposure to utility stocks, kept returns below our benchmarks.

Since starting over six years ago, the Fund's portfolio has always been structured to meet our risk-adjusted performance goal. Since inception, the Fund has produced an average annual total return of +9.71%. Its benchmarks, the Russell Midcap Index and the Russell Midcap Value Index, returned +10.03% and +11.93%, respectively, over this period.

During this period, which included a major bear market, we met our risk goals of lower portfolio volatility and outperformance during market declines. Unfortunately, we failed to succeed in providing higher total returns versus our mid-cap benchmarks, as expanded investor enthusiasm in this asset class caused its stock valuations to expand more than we projected. This caused mid-cap stocks to sharply outperform the general market. Specifically, the Russell Midcap Index returned 11.93% versus 1.14% for the S&P 500 over the period.

Given this environment, the Fund's +9.71% return lagged, but we are confident our strategy will meet both its risk and performance goals over the long term.

Portfolio Structure

As of October 31, 2005, the portfolio had positions in 101 US companies located in every major industry. While 73.75% of these stocks are mid-caps, it also contained many of our analysts' favorite large-cap (7.61%) and small-cap (18.64%) investment ideas. The American Opportunities Fund was 97.8% invested in equities and its top 10 holdings represented just 21.5% of total net assets. This portfolio profile reflects both the manager's investment approach and its shareholder-oriented strategy to attempt to moderate return volatility.

As a research-intensive organization, we stress what we feel is our trump card: the accurate valuation of companies in every US industry. While our degree of industry diversification may diminish stock selection returns at many firms, at Thomas White, it matches our strength.

The lower return volatility characteristic of diversified portfolios also fits our goal of reducing shareholder stress during discouraging markets. We feel reduced volatility helps investors "stay the course," reducing the temptation to abandon their long-term investment plans just at the wrong time.

Investments

With oil prices spiking above $70 a barrel in the wake of hurricane Katrina, energy stocks have had a strong impact on the American Opportunities Fund's performance. Refiner Valero Energy was the second-best performing stock in the portfolio during the year, with a +144.9% gain. Other leaders in the Energy sector included Devon Energy (+63.3%), Marathon Oil (+57.9%), and Amerada Hess (+55.0%). We also owned Varco International, which returned (+46.7%) during the year, in large part due to a takeover bid by National Oilwell, which is also among the Fund's holdings.

While energy stocks performed very well, plenty of other sectors contributed to performance, reflecting the highly diversified nature of the Fund. Also among the American Opportunities Fund's top ten performing stocks were companies involved in retail (Office Depot, Abercrombie & Fitch), in healthcare (Humana, Pacificare Health Systems) and in asset management (Legg Mason).

Mergers and acquisitions ("M&A") were an important secondary theme during the year, affecting several companies in our portfolio. Corporate balance sheets in the US are flush with cash and companies have been increasingly turning to M&A activity as a source of growth and diversification.

Titan Corp., a defense contractor, gained +48.2% after a takeover by l-3 communications. Both Titan and l-3 were holdings in the Fund during the year.

Storage Technology, another American Opportunities Fund holding, was acquired by Sun Microsystems, resulting in a +36.9% gain on our investment during the year ended October 31, 2005.

Our newest portfolio acquisitions include Pride International, an offshore oil driller; Old Republic International, a multi-product insurer; Pilgrim's Pride, a chicken and beef processor; and Foot Locker, a footwear retailer.

Summary

Although higher gasoline and heating costs, coupled with rising interest rates, will continue to challenge the consumer in 2006, we feel the US economy will continue to expand moderately, with the GNP growing in the 3.0% to 3.5% range.

In this environment, M&A activity should continue to play an important role in our Fund's return success.

Given our outlook, we are pleased with the return potential in our current investments and confident in our ability to continue to discover new opportunities.

Growth of a $10,000 Investment with Dividends Reinvested

Russell Midcap $18,908

Russell Midcap Value $21,196

Thomas White American Opportunities Fund $18,552

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and various benchmarks. The cumulative return since inception was +85.52% for the Fund, +89.09% for the Russell Midcap and +111.96% for the Russell Midcap Value. The one-year return for the Fund was +12.17%. The Fund's average annual total return was +9.71%. During the periods shown, the Fund's manager reimbursed certain Fund expenses, absent which performance would have been lower.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Thomas White American Opportunities Fund October 31, 2005

Average Annual Returns as of October 1, 20051

	6 month	YTD	1 Yr	3 Yrs	5 Yrs	Since Inception
American Opportunities Fund	8.87%	2.37%	12.17%	18.53%	10.02%	9.71%
Russell Midcap Index	10.56%	6.76%	18.08%	22.69%	6.85%	10.03%
Russell Midcap Value Index	9.83%	7.76%	19.51%	24.07%	12.82%	11.93%

Operating Expenses            Portfolio Turnover

Fiscal Year 2005 1.35%       Fiscal Year 2005 41.92%

Sector Allocation % of TNA

Aerospace	2.7%
Banking	7.7%
Building	3.0%
Capital Goods	1.4%
Chemicals	2.0%
Communications	1.2%
Consumer Durables	3.4%
Consumer Retail	6.4%
Consumer Staples	6.9%
Energy	9.0%
Financial Diversified	8.7%
Forest & Paper	0.8%
Healthcare	9.3%
Industrial	1.8%
Insurance	6.4%
Metals	2.1%
Services	10.6%
Technology	7.2%
Transportation	1.0%
Utilities	6.2%
Cash & Other	2.2%

Portfolio Market Cap Mix

Large Cap (over $5 billion) 7.4%

MidCap ($1-5 billion) 72.2%

Small Cap (under $1 billion) 18.2%

Cash and other 2.2%

NAV	Net Assets	Redemption Fee	12b-1 Fees
$14.75	$19.7 million	2.00% within 60 days	None

1Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 25% of the total market capitalization of the Russell 1000 Index. Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. All indices are unmanaged and returns assume the reinvestment of dividends. Investors cannot invest directly in the indices, although they can invest in their underlying securities. During the periods shown, the Fund's manager reimbursed certain Fund expenses, absent which performance would have been lower.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

2In the absence of the expense reimbursement for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.49%.

	Sector Issue	Shares	Value

	Common Stocks (97.8%)
	Aerospace (2.7%)
	Curtiss Wright	1,800	$103,230
	L-3 Communications	5,582	434,391
			$537,621

	Banking (7.7%)
	Bank Of Hawaii	3,900	200,382
	Banner Corp	3,300	99,066
	Columbia Banking Sys	4,200	121,422
	Golden West Financial	4,100	240,793
	M&T Bank Corp	1,800	193,644
	Mercantile Bankshare	3,750	211,350
	North Fork Bancorp	6,075	153,940
	TCF Financial	7,250	196,475
	Zions Bancorp	1,400	102,858
			1,519,930

	Building (3.0%)
	Centex	2,800	180,180
	D R Horton	8,900	273,141
	KB Home	2,100	137,235
			590,556

	Capital Goods (1.4%)
	Graco Inc	5,062	173,475
	Paccar Inc	1,566	109,651
			283,126

	Chemicals (2.0%)
	RPM International Inc	11,600	215,992
	Sherwin Williams	4,300	182,965
			398,957

	Communications (1.2%)
	Centurytel Inc	1,850	60,550
	Telephone & Data Systems	2,250	85,095
	Telephone & Data Special	2,250	81,338
			226,983

	Consumer Durables (3.4%)
	Autoliv Inc	2,300	98,808
	Brunswick Corp	3,800	144,894
	Carlisle Companies Inc	2,100	140,049
	Johnson Controls	1,800	122,490
	Mohawk Industries*	1,000	$78,050
	Polaris Industries	1,900	85,671
			669,962

	Consumer Retail (6.4%)
	American Eagle Outfitters	2,800	65,884
	Federated Department Stores	2,700	165,699
	Foot Locker	8,950	173,988
	Kenneth Cole Prod	4,250	106,250
	K-Swiss Inc Cl-A	14,600	443,548
	Liz Claiborne	2,700	95,040
	Office Depot*	7,700	211,981
			1,262,390

	Consumer Staples (6.9%)
	Alberto Culver	5,000	217,050
	CIT Group Inc	5,700	260,661
	Constellation Brands A*	11,700	275,418
	Nu Skin Enterprises	4,350	73,254
	Pilgrims Pride	11,825	372,251
	Ralcorp Holdings*	4,000	155,600
			1,354,234

	Energy (9.0%)
	Amerada Hess Corp	1,000	125,100
	Devon Energy Corp	5,000	301,900
	Marathon Oil Corp	5,179	311,569
	Pogo Producing	2,950	148,975
	Pride International*	14,300	401,401
	Valero Energy	4,600	484,104
			1,773,049

	Financial Diversified (8.7%)
	Boston Properties	2,650	183,433
	Health Care Prop	2,100	53,445
	Kimco Realty Corp	7,400	219,188
	Legg Mason	1,950	209,254
	Prologis Trust	5,000	215,000
	Regency Centers	3,350	186,494
	T Rowe Price Group	3,600	235,872
	Ventas Inc	13,150	402,785
			1,705,471

	Forest & Paper (0.8%)
	Georgia Pacific	4,850	157,770

	Health Care (9.3%)
	Bard, CR Inc	5,600	$349,328
	Bausch & Lomb Inc	1,750	129,833
	Becton Dickinson	1,500	76,125
	Bio-Rad Labs*	2,050	119,966
	Covance Inc*	5,100	248,115
	Dade Behring Holdings	6,300	226,863
	Humana Inc*	4,700	208,633
	Mylan Labs	11,700	224,757
	Pacificare Health Systems*	2,375	195,605
	Zimmer Holdings Inc*	800	51,016
			1,830,241

	Industrial (1.8%)
	American Standard	2,694	102,480
	Ametek Inc	4,000	162,920
	Griffon*	4,300	94,600
			360,000

	Insurance (6.4%)
	Amerus Group	3,850	227,612
	Cincinnati Financial	4,550	193,603
	Commerce Group	2,300	130,686
	Genworth Financial	6,400	202,816
	Old Republic	11,800	305,738
	Torchmark Corp.	3,600	190,188
			1,250,643

	Metals (2.1%)
	Consol Energy Inc	3,400	207,060
	Phelps Dodge	1,650	198,776
			405,836

	Services (10.6%)
	Acco Brands Corp*	681	16,555
	Administaff, Inc	5,400	228,528
	Banta Corp	3,500	176,190
	Black & Decker	3,400	279,242
	Courier Corp	2,080	68,120
	Darden Restaurant	7,700	249,634
	Fortune Brands	2,900	220,313
	Heidrick & Struggles*	3,200	103,296
	ITT Education	4,200	232,176
	Knight Ridder	1,300	69,394
	Manpower Inc	6,950	314,696
	Matthews International	3,500	125,790
			2,083,934

	Technology (7.2%)
	Anteon International Corp*	9,750	$440,700
	CACI International Inc.*	8,524	464,899
	Jabil Circuit*	6,150	183,577
	Linear Technology Cp	3,400	112,914
	SRA International *	6,700	219,894
			1,421,984
	Transportation (1.0%)
	Arkansas Best Corp	1,800	69,768
	Yellow Roadway*	2,700	122,715
			192,483
	Utilities (6.2%)
	Centerpoint Energy	16,300	215,812
	Keyspan Corp	4,800	165,936
	Northeast Utilities	10,050	182,810
	Nstar	6,300	171,360
	Public Service Enter	1,300	81,757
	Wisconsin Energy	10,750	406,673
			1,224,347

	Total Common Stocks	(Cost $14,085,905)	19,249,518

	Short-Term Obligations (2.3%)
		Principal Amount
Wisconsin Corporate Central Credit Union Variable Demand Note
3.86%, due 12/31/05		$447,217	$447,217

	Total Short-Term Obligations	(Cost $447,217)	447,217

Total Investments:	100.1%	(Cost $14,533,122)	19,696,735
Other Assets, Less Liabilities:	(0.1)%		(21,082)
Total Net Assets:	100.0%		$19,675,653

* Non-Income Producing Securities

Thomas White International Fund SYMBOL: TWWDX

Portfolio Manager: Thomas S. White, Jr.

The Thomas White International Fund primarily invests in common stocks located in the developed markets of Europe and Asia. It can have investments in the emerging markets of Eastern Europe, the Middle East, Africa, Latin America, the Far East, and the Indian Sub-Continent.

Performance

The Thomas White International Fund returned +15.34% in the second half of its fiscal year. This compares to +10.47% for the international index (MSCI All-Country World less US). Over the last fiscal year ended October 31, 2005, the Fund returned +28.27% versus +20.57% for the international benchmark.

The International Fund has enjoyed solid long-term performance since its inception on June 28, 1994. Its +9.21% average annual total return has outperformed the +5.93% return of MSCI AC World less US.

International Stocks Continue To Out Perform

The table on Page 4 shows the equity performance of the world's major regions since 1970. International equity returns outperformed US stocks for a twenty-year period from 1970 to 1990 and then under-performed for eleven years, largely due to low equity returns in Japan and the strengthening dollar. In early 2001, international stocks once again began beating their US peers.

This trend continued in this past fiscal year. The MSCI international index returned 20.06% through the end of October versus 8.71% for the S&P 500.

Commodities

As in the US, commodity-related stocks, particularly those in the oil sector, dominated performance in the fiscal year ended October 31, 2005. Among the International Fund's energy leaders: Russia's AO Tatneft surged +87.0%, while

Brazil's Petrobras (+74.8%) Petrochina (+45.8%) and Canada's Encana (+44.0%) were all strong performers, as oil prices spiked above $70 in the wake of hurricanes Katrina and Rita. Although oil and gas prices have pulled back since then, we see no reason for a significant decline in energy prices in the foreseeable future and we expect that these stocks will continue to perform well.

Japan's Recovery Continues

Japanese stocks contributed to the International Fund's performance as Prime Minister Koizumi's landslide election victory helped fuel a strong rally in the Tokyo market. Japan also posted robust economic results. After many false starts over the last decade, it appears the country is finally experiencing a sustainable recovery.

Japanese consumers are also breathing a sigh of relief, encouraged by a healthy job market. Unemployment, notoriously understated in Japan, has fallen to 4.4% from 4.9% a year ago. While it has taken them 16 years to accomplish what would have occurred in a several year catharsis in America, Japanese banks have finally shed most of their bad loan burden, and are increasing lending again. Improved by their experience, managements are rapidly moving into higher margin business, such as credit cards, ATM's, home mortgages and asset management. Mitsubishi UFJ Financial (+46.6%), which completed its merger during the period, was the second-best performing Japanese stock in the portfolio. The International Fund's largest position in Japan and overall, retailer Yamada Denki, a Best Buy-like retailer of consumer electronics, rose +146.0% in the fiscal year.

Europe Disappoints

In Europe, Germany's inconclusive national election result was disappointing. The new coalition government will likely delay much-needed reforms previously planned in the area of taxes, unemployment and the budget deficit, which is now an alarming 3.5% of GDP. The country's second quarter growth came in flat on an annualized basis versus +1.2% for the Euro countries as a whole and +2.0% in the UK.

Despite this economic backdrop, our largest holding in Germany, healthcare provider Fresenius AG, rose +40.4% since much of its business is located in the US. In France, Veolia Environment (+37.1%) and insurer AXA (+22.4%) have been able to thrive despite Europe's sluggish economic climate. We believe the strong record of our European investments, in the face of these less-than-ideal conditions, demonstrates the effectiveness of our bottom-up stock selection methods. We remain equal weight in Europe relative to the benchmark.

Emerging Market Regions

Significant job growth in most developing countries has resulted in an expanding middle class, which in turn has increased political stability and retail consumption.

As in the US, consumer spending is being magnified as local financial institutions are now promoting the use of credit cards, auto loans and mortgages for the first time. The ballooning buying power of these individuals should drive growth for years to come and much of it should benefit the globally advertised brand names of America, Europe and Japan.

Strong industrial growth in these developing economies is a key factor driving demand in energy, industrial and agricultural commodities. As labor costs represent most of the cost in products, sharp price increases in oil, steel, copper, etc., have not resulted in an equivalent increase in inflation.

In light of these trends, we maintain overweight exposure to stocks in emerging market countries relative to the MSCI AC World ex US Index. Our investments in Brazil, China, Mexico, South Africa and Korea have done well, and we feel, over the long term, will remain a means for our shareholders to benefit from the many positive developments occurring in these countries.

As highlighted earlier, energy and metals were the top performers in this area. Stocks doing well because of expanding consumer demand include Mexican mobile telecom carrier America Movil (+70.9%), Korea's Samsung Electronics (+25.0%), and Thailand's largest chicken processor, Charoen Pokphand (+22.5%).

Currency Movements

The International Fund benefited from the continued weakness in the dollar this fiscal year. On the plus side, the Euro rose 6.7% versus the dollar and the British Pound 3.8%. To our disadvantage, the Japanese Yen fell 10.0%. Given the US' large budget and trade deficits, we expect, over the coming decade, the dollar will decline an average of 3.0% annually against a broad basket of international currencies. We do not even attempt to make single year comments on the dollar's direction.

Portfolio Strategy

We believe that international stocks will outperform US equities over the next decade. This is partially due to a weakening US dollar, but also since most international economies are now transitioning from socialism to market driven economies. The acceptance of free enterprise as an economic model and the explosion of affordable digital communications are the two driving factors helping the world's poorer countries "close the gap" with their wealthy cousins.

Compared to the MSCI AC-World ex US Index, the International Fund is overweight emerging market stocks (19.7% vs. 12.1%). This reflects our assessment that these investments are undervalued given our positive outlook for their earnings growth. The portfolio is underweight Continental Europe and the UK due to individual stock preferences. Our Japanese portfolio weight is 18%, neutral to the benchmark weight.

Outlook

Thomas White analysts stress maintaining a diversified portfolio designed to moderate market volatility and its inevitable negative surprises. This enables a longer-term investment approach in obtaining our goal. We want shareholders to benefit from what we feel are the major investment opportunities resulting from globalization.

By our nature, we are not Pollyannaish and as such we are always rigged for the challenges of rough weather. That said, we see today's positive global trends as sustainable. Our logo "capturing value worldwide" is an affirmation of the firm's current strategy. We have never felt more confident in our capabilities to manage your investments successfully.

Growth of a $10,000 Investment with Dividends Reinvested

Thomas White International Fund $27,168

MSCI All Country World ex US Index $19,229

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and various benchmarks. The cumulative return since inception was 171.68% for the Fund and 92.29% for the MSCI All Country World ex US Index. The one-year return for the Fund was 28.27%. The Fund's average annual total return since inception was 9.21%. The MSCI Index includes gross dividends. Investors cannot invest directly in the index, although they can invest in their underlying securities. During the periods shown, the Fund's manager reimbursed certain Fund expenses, absent which performance would have been lower. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Thomas White International Fund October 31, 2005

Average Annual Returns as of October 1, 20051

	6 month	YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
International Fund	15.34%	14.50%	28.27%	23.26%	6.90%	9.06%	9.21%
MSCI AC World Ex US Index	10.47%	8.10%	20.57%	23.46%	4.71%	6.47%	5.93%

1MSCI All Country World is a compilation of the market indices for 49 developed and emerging market countries. The MSCI All Country World ex US represents the same countries as the All Country Index except it does not include the US. All indices are unmanaged and returns assume the reinvestment of dividends. The International Fund also assumes the reinvestment of dividends and capital gains distributions. Investors cannot invest directly in the index, although they can invest in their underlying securities. During the periods shown, the Fund's manager reimbursed certain Fund expenses, absent which performance would have been lower. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Operating Expenses	Portfolio Turnover
Fiscal Year 2005 1.50%	Fiscal Year 2005 35.27%

Country Allocation	% of TNA
Australia	2.9%
Belgium	2.1%
Brazil	2.2%
Canada	6.3%
China	1.3%
Czech Republic	0.4%
Denmark	1.4%
France	8.9%
Germany	7.0%
Greece	0.3%
Hong Kong	1.9%
Ireland	0.6%
Israel	0.4%
Italy	0.9%
Japan	18.0%
Korea	5.7%
Malaysia	0.4%
Mexico	2.2%
Netherlands	5.7%
Norway	2.6%
New Zealand	0.9%
Poland	0.40%
South Africa	5.6%
Spain	1.4%
Singapore	0.6%
Sweden	4.0%
Switzerland	2.2%
Russia	0.6%
Taiwan	0.2%
Thailand	0.4%
United Kingdom	10.8%
Cash & Other	1.7%

Sector Allocation	% of TNA
Banking	17.65
Building	2.1%
Capital Goods	2.7%
Chemicals	3.4%
Communications	6.5%
Consumer Durables	5.9%
Consumer Retail	2.9%
Consumer Staples	7.2%
Energy	10.9%
Financial Diversified	2.5%
Forest & Paper	0.6%
Healthcare	6.5%
Industrial	2.9%
Insurance	5.5%
Metals	2.8%
Services	6.6%
Technology	5.1%
Transportation	1.9%
Utilities	4.8%
Cash & Other	1.7%

NAV	Net Assets	Redemption Fee	12 b-1 Fees
$14.52	$76.7 million	2.00% within 60 days	None

Thomas White International Fund Investment Portfolio October 1, 2005

Country	Issue	Industry	Shares	Value
COMMON STOCKS:	98.3%
AUSTRALIA:	2.9%

	Australia & NZ Banking Group #	Banking	45,000	$792,216
	Bluescope Steel #	Metals	51,200	324,183
	Rio Tinto Plc	Metals	7,300	1,114,126
				2,230,525

BELGIUM:	2.1%

	Dexia #	Banking	46,100	996,032
	Fortis	Insurance	22,000	626,476
				1,622,508

BRAZIL:	2.2%

	Banco Itau Hldg Pref	Banking	12,000	286,708
	Centrais Eletrias de Santa Catarina	Utilities	531,000	340,106
	Petroleo Brasileir	Energy	71,960	1,029,143
				1,655,957

CANADA:	6.3%

	Canadian Pacific Railway	Transportation	27,350	1,129,137
	Canadian Tire Class A	Consumer Durables	13,200	686,504
	CI Fund Management	Financial Div.	22,250	406,000
	Enbridge Inc #	Energy	14,200	435,656
	Manitoba Telecom #	Communication	10,400	384,647
	Petro-Canada	Energy	24,600	854,041
	Potash Corp Of Saskatchewan	Chemicals	2,700	222,229
	Royal Bank Of Canada	Banking	9,800	692,896
				4,811,110

CHINA:	1.3%

	Petrochina Co Ltd ADR #	Energy	13,200	1,012,836

CZECH REPUBLIC:	0.4%

	Unipetrol*	Chemicals	31,000	296,031

DENMARK:	1.4%

	H Lundbeck A/S #	Health Care	16,500	385,702
	TDC A/S	Communication	12,800	716,668
				1,102,370

FRANCE:	8.9%

	AXA SA	Insurance	33,500	970,421
	Bic	Consumer Staple	7,800	443,294
	Bouygues	Financial Div.	25,300	1,248,879
	Christian Dior	Consumer Staple	9,350	$750,553
	Ciments Francais	Building	3,200	362,386
	Peugeot SA #	Consumer Durables	4,600	279,631
	Saint-Gobain	Industrial	5,900	323,286
	Societie Generale	Banking	9,550	1,090,655
	Suez SA	Utilities	15,000	406,461
	Veolia Environnement #	Utilities	22,800	949,419
				4,662,751

GERMANY:	7.0%

	Fresenius AG Pfd	Health Care	11,600	1,626,587
	Fresenius Medical	Health Care	4,100	369,184
	Hypo Real Estate	Banking	22,700	1,093,318
	RWE AG #	Utilities	9,400	598,130
	Schering AG	Health Care	19,300	1,189,893
	Wincor Nixdorf AG	Services	5,800	506,057
				5,383,169

GREECE:	0.3%

	Public Power Corp	Utilities	11,300	239,270

HONG KONG:	1.9%

	BOC Hong Kong Holdings	Banking	65,000	121,160
	China Mobile Hong Kong Ltd	Communication	172,000	765,486
	Hang Lung Group #	Financial Div.	128,000	236,122
	Orient Overseas Intl	Transportation	110,000	349,074
				1,471,842

IRELAND:	0.6%

	Allied Irish Banks Plc	Banking	20,000	422,526

ISRAEL:	0.4%

	Israel Discount Bank*	Banking	180,000	269,316

ITALY:	0.9%

	Banca Intesa Spa	Banking	154,000	718,826

JAPAN:	18.0%

	Canon	Technology	20,600	1,074,611
	Canon Sales Co	Services	32,000	695,770
	Citizen Watch Co #	Technology	40,400	305,533
	Dai Nippon Printing	Services	12,000	195,840
	Daiichi Sankyo	Health Care	18,000	326,399
	Hitachi Software #	Technology	11,300	189,077
	Honda Motor	Consumer Durables	13,500	735,561
	Japan Tobacco	Consumer Staple	16	253,008
	JS Group Corp	Building	11,400	193,297
	Kaneka Corp	Chemicals	32,000	394,362
	Kao Corp	Consumer Staple	18,000	429,271
	Komatsu Ltd	Capital Goods	38,000	502,269
	Matsushita Elec Works #	Capital Goods	28,000	261,086
	Mitsubishi UFJ Financial	Banking	35	436,146
	Namco Bandai #	Services	15,450	232,493
	Nippon System Development #	Technology	12,500	358,800
	Sankyo Co Gunma	Services	12,500	656,368
	Sega Sammy Holdings	Services	7,600	271,708
	Seiko Epson	Technology	4,300	105,319
	Showa Shell Sekiyu	Energy	34,000	420,760
	Sompo Japan Insurance	Insurance	24,000	358,884
	Sumitomo Mitsui Financial	Banking	110	1,011,516
	Taisho Pharmaceutical	Health Care	13,000	232,941
	Tokyo Electric Power	Utilities	17,000	421,493
	Toyota Motor	Consumer Durables	16,000	730,147
	Yamada Denki #	Consumer Retail	23,200	2,027,706
	Yamaha Corp	Services	17,000	299,501
	Yamaha Motor Co	Consumer Durables	31,000	662,039
				13,781,905

MALAYSIA:	0.4%

	IOI Corp BHD	Consumer Staple	96,300	334,171

MEXICO:	2.2%

	America Movil ADR	Communication	44,100	1,157,625
	Cemex ADR	Building	9,623	501,070
				1,658,695

NETHERLANDS:	5.7%

	Abn Amro Holdings	Banking	45,400	1,073,991
	Akzo Nobel	Chemicals	19,100	824,203
	ING Groep NV	Insurance	34,844	1,004,758
	KON KPN	Communication	59,000	561,680
	Randstad Holdings	Services	24,350	932,508
				4,397,140

NEW ZEALAND:	0.9%

	Contact Energy Ltd	Energy	72,000	347,558
	Fletcher Building	Building	64,700	353,074
				700,632

NORWAY:	2.6%

	DNB NOR ASA	Banking	54,000	552,312
	Statoil ASA #	Energy	64,100	$1,434,462
				1,986,774

POLAND:	0.4%

	KGHM Polska Miedz	Industrial	20,900	294,151

RUSSIA:	0.6%

	AO Tatneft ADR #	Energy	7,700	489,335

SINGAPORE:	0.6%

	Sembcorp Industries	Industrial	290,000	460,317

SOUTH AFRICA:	5.6%

	ABSA Group Ltd	Banking	18,360	243,250
	Anglo American #	Industrial	38,200	1,118,561
	JD Group Ltd	Consumer Retail	18,000	192,258
	MTN Group Ltd	Communication	61,100	454,780
	Sasol Ltd	Energy	39,000	1,230,813
	Steinhoff Intl Holdings	Consumer Durables	135,800	354,981
	Tiger Brands	Consumer Staple	35,520	708,546
				4,303,189

SOUTH KOREA:	5.7%

	Korea Gas Corp	Utilities	6,000	206,995
	LG Chem Ltd	Chemicals	6,000	262,769
	Posco ADR	Metals	8,800	451,352
	Samsung Fire & Marine	Insurance	5,600	531,289
	Korea Electric Power #	Utilities	34,100	556,853
	Woori Finance	Banking	42,200	649,074
	Samsung Electronics	Technology	3,285	1,737,729
				4,396,061

SPAIN:	1.4%

	Repsol YPF SA	Energy	36,700	1,093,040

SWEDEN:	4.0%

	Atlas Copco Ab - A Shs	Capital Goods	35,100	642,709
	Autoliv Inc	Consumer Durables	9,850	423,156
	Forenings Sparbank	Banking	17,550	433,996
	Sandvik	Capital Goods	13,200	636,236
	SSAB Svenskt Stal A	Metals	9,600	286,932
	Volvo B Shs #	Consumer Durables	15,100	622,348
				3,045,377

SWITZERLAND:	2.2%

	Credit Suisse Group	Banking	28,650	$1,264,720
	SGS SA	Services	600	441,826
				1,706,546

TAIWAN:	0.2%

	Taiwan Semiconductor	Technology	75,707	117,338

THAILAND:	0.4%

	Charoen Pok Foods	Consumer Staple	2,150,000	276,705

UNITED KINGDOM:	10.8%

	Barclays Plc	Banking	72,500	718,192
	BOC Group Plc	Chemicals	12,500	246,105
	British American Tobacco	Consumer Staple	20,800	457,350
	BT Group Plc	Communication	156,900	591,168
	Bunzl Plc	Forest & Paper	43,300	432,762
	Cable & Wireless Plc	Communication	184,600	377,156
	Enterprise Inns Plc	Services	18,800	259,231
	Gallaher Group Plc	Consumer Staple	51,700	802,513
	Hays	Services	148,418	300,606
	Hbos Plc	Banking	45,600	673,138
	Imperial Chemical	Chemicals	65,600	333,622
	Imperial Tobacco	Consumer Staple	37,500	1,074,634
	Inchcape Plc	Services	7,200	262,370
	Royal & Sun Alliance	Insurance	417,600	711,006
	Shire Pharm Group	Health Care	73,700	869,572
	Wimpey (George) Plc	Building	29,000	209,816
				8,319,241

Total Common Stocks		(Cost $58,829,440)		75,421,888

SHORT TERM OBLIGATIONS:	18.1%
			Principal Amount
	The Northern Trust Company Eurodollar
	Time Deposit 2.25%, due 11/01/05		$2,408,098	2,408,098

HELD AS COLLATERAL
FOR SECURITIES LENDING	Northern Institutional Liquid Asset Portfolio		11,492,214	11,492,214
Total Short Term Obligations		(Cost $13,900,312)		13,900,312

Total Investments	116.4%	(Cost $72,729,752)		89,322,200
Other Assets, Less Liabilities:	(16.4)%			(12,595,105)
Total Net Assets:	100.0%			$76,727,095

* Non-Income Producing Securities

# All or a portion of securities on loan at October 31, 2005 -  See Note 1(G) to financial statements.

ADR - American Depositary Receipt.

________________________

See Notes to Financial Statements.

THOMAS WHITE FUNDS FAMILY Statements of Assets and Liabilities October 31, 2005
	American Opportunities Fund	International Fund
ASSETS

Investments in securities at market value[1]	$19,696,735	$89,322,200
Foreign cash (Cost $25,501)	-------	25,501
Receivables:
Dividends and interest	13,484	109,245
Reclaims	-------	27,309
Fund shares sold	-------	49,950
Due from manager	9,629	-------
Prepaid expenses	1,995	5,566
Total assets	19,721,843	89,539,771

LIABILITIES

Management Fees	16,464	62,321
Accrued expenses	19,593	54,524
Fund shares redeemed	10,133	5,547
Payable for securities purchased	-------	1,198,069
Collateral on loaned securities[2]	-------	11,492,214
Total liabilities	46,190	12,812,675

NET ASSETS

Components of Net Assets:
Net capital paid in on shares of beneficial interest	14,502,601	60,133,648
Undistributed net investment income (accumulated net investment loss)	-------	-------
Accumulated net realized gain (loss)	9,439	-------
Net unrealized appreciation (depreciation) on investments and foreign currency translations	5,163,613	16,592,448

Net assets	$19,675,653	$76,727,096

Shares outstanding	1,333,592	5,283,430

Net asset value and offering price per share	$14.75	$14.52

1 Cost Basis: American Opportunities Fund: $14,533,122 International Fund: $72,729,752
2 Value of securities out on loan at 10/31/2005: International Fund: $11,099,017

See Notes to Financial Statements.

THOMAS WHITE FUNDS FAMILY Statements of Operations Year Ended October 31, 2005
	American Opportunities Fund	International Fund
INVESTMENT INCOME

Income:
Dividends[1]	$242,162	$1,563,524
Interest	14,034	44,314
Total investment income	256,196	1,607,838

Expenses:
Investment management fees (note 4)	197,391	611,290
Audit fees and expenses	9,179	47,720
Custodian fees	4,850	51,846
Trustees' fees and expenses	4,304	9,146
Registration fees	10,529	43,450
Transfer agent fees	14,013	33,612
Printing expenses	4,252	10,963
Legal fees and expenses	27,837	66,906
Other expenses	17,363	43,955
Total expenses	289,718	918,888
Reimbursement from Investment Manager	(23,944)	-------
Net expenses	265,774	918,888
Net investment income (loss)	(9,578)	688,950

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain on investments & foreign currency transactions	1,833,548	5,737,592
Net change in unrealized appreciation on investments and foreign currency translations	333,691	8,130,993
Net gain on investments	2,167,239	13,868,585

Net increase in net assets from operations	$2,157,661	$14,557,535

1 Net of foreign taxes withheld of $135,549.

See Notes to Financial Statements.
THOMAS WHITE FUNDS FAMILY Statements of Changes in Net Assets
		American Opportunities Fund		International Fund
		Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
Change in net assets from operations:
Net investment income (loss)		$(9,578)	$32,512	$688,950	$463,060
Net realized gain		1,833,548	1,678,263	5,737,592	2,542,733
Net unrealized appreciation (depreciation) on investments		333,691	631,711	8,130,993	4,243,902
Net increase in net assets from operations		2,157,661	2,342,486	14,557,535	7,249,695

Distributions to shareholders:
From net investment income		------	(27,882)	(883,457)	(579,050)
Realized gain		(1,833,542)	(1,281,093)	(5,205,142)	------
Total distributions		(1,833,542)	(1,308,975)	(6,088,599)	(579,050)

Fund share transactions (Note 3)		2,463,494	(193,093)	21,151,754	1,615,435
Total increase (decrease)		2,787,613	840,418	29,620,690	8,286,080

Net assets:
Beginning of year		16,888,040	16,047,622	47,106,406	38,820,326

End of year		$19,675,653	$16,888,040	$76,727,096	$47,106,406

Undistributed net investment income (accumulated net investment loss)	$	------	$239	$836	$(192,846)

See Notes to Financial Statements.

THOMAS WHITE FUNDS FAMILY

Notes to Financial Statements
Year Ended October 31, 2005

Note 1. Summary of Accounting Policies

Lord Asset Management Trust (the "Trust") was organized as a Delaware business trust on February 9, 1994, and is registered with the U.S. Securities and Exchange Commission as an open-end management investment company. The Trust currently has two series of Shares, the Thomas White American Opportunities Fund (the "American Opportunities Fund") that commenced operations on March 4, 1999, and the Thomas White International Fund (the "International Fund") that commenced operations on June 28, 1994, collectively referred to as the "Funds". The investment objective of each Fund is to seek long-term capital growth. The American Opportunities Fund primarily invests in U.S. equity securities, with a focus on mid-size and small companies. The International Fund will primarily invest in equity securities of companies located in the world's developed countries outside of the U.S. The following is a summary of significant accounting policies followed in the preparation of its financial statements.
(a)

Valuation of securities. Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over the counter securities and listed securities for which no closing sale price is reported are valued at the mean between the last current bid and asked price. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations are valued at original cost, which combined with accrued interest, approximates market value.

(b)

Foreign currency translation. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Funds purchase or sell a foreign security they will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain (loss) on investments and foreign currency transactions include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments and foreign currency translations include the changes in the value of assets and liabilities other than investments in securities at the end of the fiscal year, resulting from changes in the exchange rates.

(c)

Income taxes. It is each Fund's intention to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for federal income taxes. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

(d)

Use of estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the year. Actual results could differ from these estimates.

(e)

Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest is accrued on a daily basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Fund. Realized gains and losses are determined using specific identification.

(f)

Distributions to Shareholders. The Funds usually declare and pay dividends from net investment income annually, but may do so more frequently in order to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually.

(g)

Securities Lending. The American Opportunities Fund and International Fund may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, a Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risk may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. It is each Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

Funds that lend securities receive cash as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by the securities lending agent in accordance with pre-established guidelines as set forth in the securities lending agreement. A portion of the interest received on the loan collateral is retained by the Fund and the remainder is rebated to the borrower of the securities. From the interest retained by the Fund, 50% is paid to the securities lending agent for the Thomas White International Fund for its services. The net amount of interest earned, after the interest rebate and the allocation to the securities lending agent, is included in the Statement of Operations as interest income. The value of loaned securities and related collateral outstanding at October 31, 2005 are as follows:

Portfolio	Value of Loaned Securities	Value of Collateral

Thomas White International Fund	$11,099,017	$11,492,214

The Thomas White International Fund has earned interest income on securities lending (after rebates to borrowers and allocation to the securities lending agent) as follows:

Portfolio	Net Interest Earned by Portfolio
Thomas White International Fund	$21,151

(h)

Redemption Fee. Since December 30, 1999 the Funds assess a 2% fee on redemptions (including exchanges) of Fund shares held for less than sixty days. Redemption fees are paid to each Fund to help offset transaction costs and to protect the Fund's long-term shareholders. Each Fund will use the "first-in, first-out" (FIFO) method to determine the sixty-day holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than sixty days, the fee will be charged. The International Fund charged $723 in redemption fees for the year ended October 31, 2005, which were included in net capital paid.

Note 2.   Significant Shareholder

At October 31, 2005 the Thomas White American Opportunities Fund and the Thomas White International Fund had a shareholder who held 56.6% and 55.4%, respectively, of each Fund's outstanding shares. Investment activities of this shareholder could have a material effect on each Fund.

Note 3.   Transactions in Shares of Beneficial Interest (All amounts in thousands)

As of October 31, 2005, there were an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions are summarized as follows:
	American Opportunities Fund
	Year Ended October 31, 2005		Year Ended October 31, 2004
	Shares	Amount	Shares	Amount
Shares sold	54,413	$860,019	36,837	$531,152
Shares issued on
reinvestment of
dividends & distributions	215,820	3,142,336	445	6,138
Shares redeemed	(99,559)	(1,538,861)	(49,737)	(730,383)

Net increase (decrease)	170,674	$2,463,494	(12,455)	$(193,093)

	International Fund
	Year Ended October 31, 2005		Year Ended October 31, 2004
	Shares	Amount	Shares	Amount
Shares sold	1,194,687	$17,578,787	180,747	$2,082,038
Shares issued on
reinvestment of
dividends & distributions	462,994	6,528,304	36,604	387,632
Shares redeemed	(200,132)	(2,955,337)	(74,057)	(854,235)

Net increase (decrease)	1,457,549	$21,151,754	143,294	$1,615,435

Note 4.   Investment Management Fees and Other Transactions with Affiliates

Each Fund pays a monthly investment management fee to Thomas White International, Ltd. (the "Advisor") at the rate of 1/12% of the Fund's average daily net assets, which is equivalent to 1% of the Fund's average gaily net assets annually. For the fiscal year ended October 31, 2005 the Advisor has contractually agreed to reimburse its management fee for the American Opportunities Fund and the International Fund to the extent that the total operating fees exceeded 1.35% and 1.50% of the respective Fund's average daily net assets. These agreements to reimburse fees renew automatically on an annual basis unless the Advisor gives written notice to end them.

Note 5.   Investment Transactions

During the year ended October 31, 2005 the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, were as follows:
Fund	Purchases	Sales
American Opportunities Fund	$ 8,075,930	$ 8,464,119
International Fund	36,248,877	21,260,667

At October 31, 2005 the aggregate gross unrealized appreciation and depreciation of portfolio securities, based upon cost for federal income tax purposes, were as follows:
Fund	Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
American Opportunities Fund	$14,527,698	$5,426,698	$(257,661)	$5,169,037
International Fund	72,729,752	7,694,099	(1,101,651)	16,592,448

Distributions to Shareholders

The Funds will distribute net investment income and net realized gains, if any, at least once a year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either temporary or permanent in nature and are primarily due to differing treatments for futures and option transactions, foreign currency transactions, passive foreign investment companies and losses deferred due to wash sales.
	Undistributed Ordinary Income	Undistributed Long-term Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Total Distributable Earnings

American Opportunities Fund	$-------	$4,015	$ 5,169,037	$-------	$5,173,052
International Fund	-------	-------	16,592,448	-------	16,592,448

The tax character of distributions paid during the year ended October 31, 2005 were as follows:
	Ordinary Income	Long-term Capital Gains	Total Distributions
American Opportunities Fund	$----------	$1,833,542	$1,833,542
International Fund	883,457	5,205,142	6,088,599

Financial Highlights

	American Opportunities Fund
	Year Ended October 31, 2005		Year Ended October 31, 2004		Year Ended October 31, 2003		Year Ended October 31, 2002		Year Ended October 31, 2001
Per share operating performance (For a share outstanding throughout the year)

Net asset value, beginning of year	$14.52		$13.65		$10.54		$10.67		$10.95

Income from investment operations:
Net investment income (loss)	(0.01)		0.03		0.00		0.02		0.03
Net realized and unrealized gains (losses)	1.76		1.97		3.12		(0.13)		(0.27)
Total from investment operations	1.75		2.00		3.12		(0.11)		(0.24)

Distributions:
From net investment income	-------		(0.02)		(0.01)		(0.02)		(0.04)
From net realized gains	(1.52)		(1.11)		-------		-------		-------
Tax return of capital	-------		-------		-------	(1)	-------	(1)	-------
Total distributions	(1.52)		(1.13)		(0.01)		(0.02)		(0.04)

Change in net asset value for the year	0.23		0.87		3.11		(0.13)		(0.28)
Net asset value, end of year	$14.75		$14.52		$13.65		$10.54		$10.67

Total Return	12.17%		14.60%		29.56%		(1.01)%		(2.20)%
Ratios/supplemental data
Net assets, end of year (000)	$19,676		$16,888		$16,048		$11,303		$10,789
Ratio to average net assets:
Expenses (net of reimbursement)	1.35%	+	1.35%	+	1.35%	+	1.34%	+	1.35%	+
Net investment income/loss (net of reimbursement)	(0.05%)	+	0.19%	+	0.01%	+	0.17%	+	0.31%	+

Portfolio turnover rate	41.92%		37.30%		28.38%		37.50%		83.34%
(1)         Less than $0.01 per share.

+ In the absence of the expense reimbursement for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.47% and the ratio of net investment income to average net assets would have been (0.17)% for the current year.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.48% and the ratio of net investment income to average net assets would have been (0.09)% for the year ended October 31, 2004.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.52% and the ratio of net investment income to average net assets would have been (0.15)% for the year ended October 31, 2003.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.53% and the ratio of net investment income to average net assets would have been (0.01)% for the year ended October 31, 2002.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.54% and the ratio of net investment income to average net assets would have been 0.13% for the year ended October 31, 2001.

	International Fund
	Year Ended October 31, 2005	Year Ended October 31, 2004		Year Ended October 31, 2003		Year Ended October 31, 2002		Year Ended October 31, 2001
Per share operating performance (For a share outstanding throughout the year)

Net asset value, beginning of year	$12.31	$10.54		$8.62		$9.27		$11.76

Income from investment operations:
Net investment income (loss)	0.18	0.12		0.11		0.08		0.06
Net realized and unrealized gains
(losses)	3.28	1.80		1.94		(0.66)		(2.49)
Total from investment operations	3.46	1.92		2.05		(0.58)		(2.43)

Distributions:
From net investment income	(0.22)	(0.15)		(0.13)		(0.07)		(0.06)
From net realized gains	(1.03)	-------		-------		-------		-------
Total distributions	(1.25)	(0.15)		(0.13)		(0.07)		(0.06)

Change in net asset value for the year	2.21	1.77		1.92		(0.65)		(2.49)
Net asset value, end of year	$14.52	$12.31		$10.54		$8.62		$9.27

Total Return	28.27%	18.23%		23.77%		(6.28)%		(20.63)%
Ratios/supplemental data
Net assets, end of year (000)	$76,727	$47,106		$38,820		$25,588		$27,656
Ratio to average net assets:
Expenses (net of reimbursement)	1.50%	1.50%	+	1.50%	+	1.50%	+	1.50%	+
Net investment income/loss (net of	1.13%	1.04%	+	1.14%	+	0.81%	+	0.51%	+
reimbursement)
Portfolio turnover rate	35.72%	45.81%		25.61%		50.00%		35.38%

+ In the absence of the expense reimbursement for the International Fund the ratio of expenses to average net assets would have been 1.77% and the ratio of net investment income to average net assets would have been 0.88% for the year ended October 31, 2003.

In the absence of the expense reimbursement for the International Fund the ratio of expenses to average net assets would have been 1.74% and the ratio of net investment income to average net assets would have been 0.57% for the year ended October 31, 2002.

In the absence of the expense reimbursement for the International Fund the ratio of expenses to average net assets would have been 1.66% and the ratio of net investment income to average net assets would have been 0.35% for the year ended October 31, 2001.

Thomas White Funds

Disclosure of Fund Expenses

As a shareholder of the Funds you incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2005 through October 31, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line together with the amount you invested to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid during Period" to estimate the expenses you paid on your own account during this period. IRA accounts are charged a $15.00 annual fee each year in September that is not reflected in the actual expense example. If you hold your Fund shares through an IRA account, you should add this cost to the expenses paid shown below.

Hypothetical Example For Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. IRA accounts are charged a $15.00 annual fee each year in September that is not reflected in the hypothetical expense example. If you hold your Fund shares through an IRA account, you should separately compare the Funds' IRA fees to the IRA fees of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as redemption fees. Therefore the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2005	Ending Account Value Oct. 31, 2005	Expenses Paid During Period (May 1, 2005 - Oct. 31, 2005)*
American Opportunities Fund
Actual	$1,000.00	$1,081.96	$7.05
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$6.83
International Fund
Actual	$1,000.00	$1,145.89	$8.07
Hypothetical (5% return before expenses)	$1,000.00	$1,017.20	$7.59

*Expenses are equal to the Funds' annualized expense ratio (after waiver and reimbursement) of 1.35% for the American Opportunities Fund and 1.50% for the International Fund, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Portfolio Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Q is available on the SEC's website at http://www.sec.gov. Copies may also be obtained by visiting the SEC's Public reference room in Washington, DC (phone 1-800-SEC-0330).

A description of the proxy voting policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities and a copy of the Funds' voting records on proxies relating to portfolio securities for the latest 12 month period ended June 30 are available without charge upon request by calling the Funds at 1-800-811-0535 and on the SEC's website at http://www.sec.gov.

Report of Independent Registered Public Accounting Firm

To the shareholders and Trustees of Lord Asset Management Trust:

In our opinion, the accompanying statements of assets and liabilities, including investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thomas White American Opportunities Fund and Thomas White International Fund (two portfolios constituting Lord Asset Management Trust, hereafter referred to as the "Funds") at October 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the united States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers provide a reasonable basis for our opinion.

Pricewaterhousecoopers LLP

December 22, 2005

Trustee and Officer Disclosure

October 31, 2005

Name, Address and Age	Positions held with Funds	Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex overseen by Trustee	Other Directorships Held by Trustee
Thomas S. White, Jr.* 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 61	Trustee, President	11 years	Chairman of Thomas White International, Ltd.	2	None

Douglas M. Jackman 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 39	Vice President and Secretary	9 years	Analyst and Senior Vice President of Thomas White International, Ltd.	2	None

David M. Sullivan II 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 33	Treasurer	5 years	Treasurer of the Thomas White Funds; Portfolio Analyst and Fund Accountant of Thomas White International, Ltd.	2	None

Nicholas G. Manos* 53 W. Jackson Blvd. Suite 528 Chicago, IL 60604, 79	Trustee	11 years	Attorney (of counsel), Gesas, Pilati & Gesas.	2	None

Edward E. Mack III 55 East Jackson St. Chicago, IL 60604, 59	Trustee	10 years	Retired	2	None

Elizabeth Montgomery 1448 N. Lake Shore Dr. Chicago, IL 60610, 61	Trustee	4 years	Retired	2	None

John N. Venson 310 Meadowlake Ln. Lake Forest, IL 60045, 55	Trustee	11 years	Doctor of Podiatric Medicine	2	None

*  Mr. White is, and Mr. Manos is treated as being, an "interested person" of the Trust as that term is defined in the 1940 Act. Manos is Thomas White's father-in-law.

The Statement of Additional Information contains additional regarding the Trustees, and is available upon request without charge by calling 1-800-811-0535.

Officers and Trustees

Thomas S. White, Jr.

Chairman of the Board and President

Nicholas G. Manos

Trustee

Edward E. Mack III

Trustee

Elizabeth G. Montgomery

Trustee

John N. Venson, D.P.M.

Trustee

Douglas M. Jackman, CFA

Vice President and Secretary

David Sullivan II

Treasurer and Assistant Secretary

INVESTMENT ADVISER AND ADMINISTRATOR

Thomas White International, Ltd.

440 S. LaSalle Street, Suite 3900

Chicago, Illinois 60605-1028

CUSTODIANS

The Northern Trust Company

Chicago, Illinois

U.S. Bank, N.A.

Milwaukee, Wisconsin

LEGAL COUNSEL

Dechert LLP

Washington, DC

INDEPENDENT REGISTERED ACCOUNTING FIRM

PricewaterhouseCoopers LLP

Chicago, Illinois

TRANSFER AGENT

U.S. Bancorp Fund Services LLC

Milwaukee, Wisconsin

FOR CURRENT PERFORMANCE, NET ASSET VALUE, OR FOR ASSISTANCE WITH YOUR ACCOUNT, PLEASE CONTACT THE FUNDS FAMILY AT 800-811-0535 OR VISIT OUR WEB SITE AT WWW.THOMASWHITE.COM

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by the report, Lord Asset Management Trust ("Registrant") had adopted a code of ethics that applies to the Registrant's principal executive officer, chief financial officer and chief accounting officer, or persons performing similar functions. A copy of the code is filed hereto as an exhibit. There were no amendments to the code during the fiscal year ended October 31, 2005. There were no waivers or implicit waivers from the code granted by the Registrant during the fiscal year ended October 31, 2005.
ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant's Board of Trustees has determined that its Audit Committee does not currently have any member that qualifies as an "audit committee financial expert" as defined under rules adopted by the Securities and Exchange Commission. Upon careful review of the background and qualifications of each member of the Audit Committee, the Board was satisfied that each Audit Committee member has sufficient knowledge, experience, and skills to perform the functions required of him or her under the Funds' Audit Committee Charter adopted by the Board of Trustees and to carry out such functions with the duty of care required of such member. In addition, the Board of Trustees also noted that the Audit Committee Charter provides that the Audit Committee is authorized to retain, at Registrant's expense, special counsel and such other experts or consultants as may be necessary to assist the Committee in discharging its responsibilities.
ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)

Audit Fees. The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLC ("PWC") for the audit of the Registrant's annual financial statements or services normally provided in connection with statutory and regulatory filings for the last two fiscal years ended October 31, 2005 and October 31, 2004 were $28,900 and $26,761, respectively.

(b)

Audit Related Fees. The Registrant was not billed any fees by PWC for the last two fiscal years ended October 31, 2005 and October 31, 2004 for the Fund for assurance and related services that were reasonably related to the performance of the audit of the Registrant's financial statements and not otherwise included above.

(c)

Tax Fees. The aggregate fees billed for professional services rendered by PWC for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the last two fiscal years ended October 31, 2005 and October 31, 2004 were $7,000 and $6,702, respectively.

(d)

The Registrant was not billed any fees by PWC for the fiscal years ended October 31, 2005 and October 31, 2004 for products and services provided by PWC, other than the services reported in paragraphs (a) through (c) of this Item.

(e)

Pre-Approval Policies and Procedures. Pursuant to the Registrant's Audit Committee Charter ("Charter"), the Audit Committee is responsible for approving in advance the firm to be employed as the Registrant's independent auditor. In addition, the Charter provides that the Audit Committee is responsible for reviewing and approving any and all proposals by the Registrant for the independent auditor to render permissible non-audit services and reviewing and approving the fees and other terms of any such engagement. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor's independence.

Pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, pre-approval is required for non-audit services billed by PWC to the Registrant's investment adviser, or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant if the services relate directly to the operations and financial reporting of the Registrant. As disclosed above in Items 4(b) through (d), there were no fees for such services during the applicable periods.

(f)

Less than 50 percent of the hours expended on PWC's engagement to audit the Registrant's financial statements for the fiscal year ended October 31, 2005 for the Fund were attributed to work performed by persons other than PWC's full-time, permanent employees.

(g)	PWC did not bill the Registrant for any other non-audit services for the fiscal years ended October 31, 2005 and 2004 for the Funds other than as disclosed above.

No fees were billed by PWC for non-audit services rendered to Thomas White International, Ltd. ("TWI"), the Registrant's investment adviser, or to entities controlling, controlled by, or under common control with TWI for the fiscal years ended October 31, 2005 and October 31, 2004.

(h)

The Registrant's Audit Committee has determined that the non-audit services PWC has rendered to TWI and any entity controlling, controlled by, or under common control with TWI that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the Registrant were compatible with maintaining PWC's independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.
ITEM 6.	SCHEDULE OF INVESTMENTS.

Included as part of Item 1 of this report.
ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.
ITEM 8.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.
ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 10.	CONTROLS AND PROCEDURES.
(a)

Based on an evaluation of Registrant's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the "Disclosure Controls"), as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11.	EXHIBITS.
(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers.

(a)(2)	Certifications of chief executive officer and chief financial officer filed as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of chief executive officer and chief financial officer furnished as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ASSET MANAGEMENT TRUST
By:	/s/ Thomas S. White, Jr.
Thomas S. White, Jr.
President (Principal Executive Officer)

Date:	January 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By:	/s/ Thomas S. White, Jr.
Thomas S. White, Jr.
President (Principal Executive Officer)

Date:	January 6, 2006
By:	/s/ David M. Sullivan II
David M. Sullivan II
Treasurer (Principal Financial Officer)

Date:	January 6, 2006

EXHIBIT INDEX
(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers.

(a)(2)	Certifications of chief executive officer and chief financial officer filed as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of chief executive officer and chief financial officer furnished as required by Section 906 of the Sarbanes-Oxley Act of 2002.